EXHIBIT 10.1

                               CYTOGEN CORPORATION
                            SHARE PURCHASE AGREEMENT


      This SHARE PURCHASE AGREEMENT (this "Agreement"), is made and entered into as of June 18, 2001, by and among Cytogen Corporation, a Delaware corporation (the "Company"), and the State of Wisconsin Investment Board (the "Purchaser").

1.    AUTHORIZATION OF SALE OF THE SHARES

      Subject to the terms and conditions of this Agreement, the Company has authorized the sale of 1,820,000 shares (the "Shares") of common stock, par value $.01 per share (the "Common Stock"), of the Company.

2.    AGREEMENT TO SELL AND PURCHASE THE SHARES

      2.1 Purchase and Sale
      ---------------------

      Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser, at the Closing (as defined below) 1,820,000 Shares.

      2.2 Purchase Price
      ------------------

      The purchase price of each Share shall be $4.50 (the "Per Share Price"). The Company shall not, during the period beginning on the date of this Agreement and ending ninety (90) days after the Closing Date (as defined below), without adjusting the price per Share hereunder accordingly, sell (i) shares of its Common Stock (excluding any shares of Common Stock issued pursuant to convertible securities or warrants outstanding as of the date of this Agreement or any shares of Common Stock issued in connection with the Company's Employee Stock Purchase Plan (the "Employee Stock Purchase Plan"), the Company's stock option plans or the Company's 401(k) Plan provided that the granting of stock options from the date hereof must conform to the requirements of Section 7.2) at a price per share of less than the Per Share Price, or (ii) options, warrants or any other securities that can be converted into, or otherwise exchanged for, shares of the Company's Common Stock at a conversion, exchange or exercise price per share of less than the Per Share Price. In the event the Company shall, during the period beginning on the date of this Agreement and ending ninety (90) days after the Closing Date, sell any shares of the Company's Common Stock at, or any instruments that can be converted into or otherwise exchanged for the Company's Common Stock (the "Subsequent Sale") exercisable at, a price per Share (the "Subsequent Purchase Price") of less than the Per Share Price, the Company shall, within ten (10) business days of the Subsequent Sale, pay to the Purchaser a cash amount equal to the number of Shares purchased by the Purchaser hereunder times the difference between the Per Share Price and the Subsequent Purchase Price.

3.    DELIVERY OF THE SHARES AT THE CLOSING

      3.1 The completion of the purchase and sale of the Shares (the "Closing") shall occur at the offices of Hale and Dorr LLP, counsel to the Company, at 650 College Road East, Princeton, New Jersey 08540 at 11:00 a.m. local time on Tuesday, June 19, 2001, or such other time and date as may be agreed by the parties (the "Closing Date").

      3.2 At the Closing, the Company shall authorize its transfer agent (the "Transfer Agent") to issue to the Purchaser two (2) stock certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing and as follows: the Company will deliver one certificate representing 1,456,000 Shares and one certificate representing 364,000 Shares (the "Certificates") against delivery of payment for the Shares by the Purchaser. Prior to the Purchaser's delivery of payment for the Shares, the Company will deliver via facsimile a copy of the Certificates to be delivered upon Closing to the office of the Purchaser (at the fax number indicated on the signature page attached hereto).

      3.3 The Company's obligation to complete the purchase and sale of the Shares shall be subject to the following conditions, any one or more of which may be waived by the Company:

      (a) receipt by the Company of same-day funds in the full amount of the purchase price for the Shares being purchased under this Agreement; and

      (b) the accuracy in all material respects of the representations and warranties made by the Purchaser and the fulfillment in all material respects of those undertakings of the Purchaser to be fulfilled before the Closing.

      3.4 The Purchaser's obligation to accept delivery of such stock certificates and to pay for the Shares evidenced by the certificates shall be subject to the following conditions, any one or more of which may be waived by the Purchaser with respect to such Purchaser's obligation:

      (a) the representations and warranties made by the Company in this Agreement shall be accurate in all material respects and the undertakings of the Company shall have been fulfilled in all material respects on or before the Closing;

      (b) the Company shall have delivered to the Purchaser a certificate executed by the chairman of the board or president and the chief financial or accounting officer of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Purchaser, to the effect that the representations and warranties of the Company set forth in Section 4 hereof are true and correct in all material respects as of the date of this Agreement and as of the Closing Date, if later, and that the Company has complied with all the agreements and satisfied all the conditions in this Agreement on its part to be performed or satisfied on or before the Closing Date; and

      (c) the Company shall have delivered to Purchaser a legal opinion in substantially the form attached hereto as Exhibit A.

4.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

      The Company  hereby  represents  and warrants to the  Purchaser as follows
(which   representations   and  warranties  shall  be  deemed  to  apply,  where
appropriate, to each subsidiary of the Company).

      4.1 Organization and Qualification
      ----------------------------------

      The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, assets or business affairs of the Company.

      4.2 Capitalization
      ------------------

      (a) The authorized capital stock of the Company consists of 250,000,000 shares of Common Stock, $.01 par value, and 5,400,000 shares of Preferred Stock, $.01 par value, 200,000 of which are designated as Series C Junior Participating Preferred Stock, $.01 par value.

      (b) As of June 15, 2001, the issued and outstanding capital stock of the Company consists of 77,887,369 shares of Common Stock. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, have not been issued in violation of or are not otherwise subject to any preemptive or other similar rights and will not constitute "restricted securities" within the meaning of Rule 144(a)(3) promulgated under the Securities Act of 1933, as amended (the "Securities Act") except for the shares issued by the Company in connection with the acquisition of Prostagen, Inc. in June 1999.

      (c) The Company has reserved 7,055,042 shares of Common Stock for issuance upon the exercise of stock options granted or available for future grant under the Company's stock option plans or to be issued pursuant to the Employee Stock Purchase Plan.

      (d) The Company has reserved 309,630 shares of Common Stock for issuance upon the exercise of outstanding warrants to purchase Common Stock.

      (e) The Company has, as of June 15, 2001, reserved 919,355 shares of Common Stock for issuance upon the conversion of an outstanding promissory note, which number of shares may increase in the event the Company issues or is deemed to have issued shares of its Common Stock below the conversion price set forth therein.

      (f) The Company has reserved 950,000 shares of Common Stock for issuance pursuant to the satisfactory termination of certain obligations assumed in the Company's acquisition of Prostagen, Inc.

      With the exception of the foregoing, there are no outstanding subscriptions, options, warrants, convertible or exchangeable securities or other rights granted to or by the Company to purchase shares of Common Stock or other securities of the Company and there are no commitments, plans or arrangements to issue any shares of Common Stock or any security convertible into or exchangeable for Common Stock.

      4.3 Issuance, Sale and Delivery of the Shares
      ---------------------------------------------

      (a) The Shares have been duly authorized for issuance and sale to the Purchaser pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in this Agreement, will be validly issued and fully paid and nonassessable and free and clear of all pledges, liens and encumbrances and will not constitute "restricted securities" within the meaning of the Securities Act. The certificates evidencing the Shares are in due and proper form under the Delaware General Corporation Law.

      (b) The issuance of the Shares is not subject to preemptive or other similar rights. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated in this Agreement.

      4.4 Financial Statements
      ------------------------

      The financial statements included (as exhibits or otherwise) in the Disclosure Documents (as defined below) present fairly the financial position of the Company as of the dates indicated and the results of their operations for the periods specified. Except as otherwise stated in such Disclosure Documents, such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and any supporting schedules included with the financial statements present fairly the information stated in the financial statements. The financial and statistical data set forth in the Disclosure Documents were prepared on an accounting basis consistent with such financial statements.

      4.5 No Material Change
      ----------------------

      Since March 31, 2001,

      (a) there has been no material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, or in the earnings, assets or business affairs of the Company, whether or not arising in the ordinary course of business;

      (b) there have been no transactions entered into by the Company other than those in the ordinary course of business, which are material with respect to the Company; and

      (c) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

      The Company has no material contingent obligations.

      4.6 Environmental
      -----------------

      Except as would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, assets or business affairs of the Company:

      (a) the Company is in compliance with all applicable Environmental Laws (as defined below);

      (b) the Company has all permits,  authorizations  and  approvals  required
under  any  applicable   Environmental  Laws  and  is  in  compliance  with  the
requirements of such permits authorizations and approvals;

      (c) there are no pending or, to the best knowledge of the Company, threatened Environmental Claims (as defined below) against the Company; and

      (d) under applicable law, to the best of the Company's knowledge there are no circumstances with respect to any property or operations of the Company that are reasonably likely to form the basis of an Environmental Claim against the Company.

      For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any United States (or other applicable jurisdiction's) Federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

      4.7 No Defaults
      ---------------

      The Company is not in violation of its certificate of incorporation or bylaws or in material default in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust, or other instrument or material agreement to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject.

      4.8 Labor Matters
      -----------------

      No material labor dispute with the employees of the Company exists or, to the best knowledge of the Company, is imminent.

      4.9 No Actions
      --------------

      Except as set forth in the Disclosure Documents, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company which, singly or in the aggregate, might result in any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company, or which, singly or in the aggregate, might materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of this Agreement, nor, to the best knowledge of the Company, is there any reasonable basis therefor. The Company is not in default with respect to any judgment, order or decree of any court or governmental agency or instrumentality which, singly or in the aggregate, would have a material adverse effect on the assets, properties or business of the Company.

      4.10 Intellectual Property
      --------------------------

      (a) The Company, to the best of its knowledge owns or is licensed to use all patents, patent applications, inventions, trademarks, service marks, trade names, applications for registration of trademarks and service marks, copyrights, know-how, manufacturing processes, formulae, trade secrets and any other intangible property and assets that are material to the business of the Company as now conducted and as proposed to be conducted (in this Agreement called the "Proprietary Rights"), or is seeking, or will seek, to obtain rights to use such Proprietary Rights that are material to the business of the Company as proposed to be conducted.

      (b) The Company does not have any knowledge of, and the Company has not received any notice of, any pending conflicts with or infringement of the rights of others with respect to any Proprietary Rights or with respect to any license of Proprietary Rights which are material to the business of the Company.

      (c) No action, suit, arbitration, or legal, administrative or other proceeding, or investigation is pending, or, to the knowledge of the Company, threatened, which involves any Proprietary Rights, nor, to the knowledge of the Company, is there any reasonable basis therefor.

      (d) The Company is not subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, and has not entered into or is not a party to any contract which restricts or impairs the use of any such Proprietary Rights in a manner which would have a material adverse effect on the use of any of the Proprietary Rights.

      (e) The Company has not received written notice of any pending conflict with or infringement upon third-party proprietary rights.

      (f) The Company has not entered into any consent, indemnification, forbearance to sue or settlement agreement with respect to Proprietary Rights other than in the ordinary course of business. No claims have been asserted by any person with respect to the validity of the Company's ownership or right to use the Proprietary Rights and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful.

      (g) The Company has complied, in all material respects, with its obligations relating to the protection of the Proprietary Rights which are material to the business of the Company used pursuant to licenses.

      (h) To the knowledge of the Company, no person is infringing on or violating the Proprietary Rights.

      4.11 Permits
      ------------

      The Company possesses and is operating in compliance with all material licenses, certificates, consents, authorities, approvals and permits from all state, federal, foreign and other regulatory agencies or bodies necessary to conduct the businesses now operated by it, and the Company has not received any notice of proceedings relating to the revocation or modification of any such permit or any circumstance which would lead it to believe that such proceedings are reasonably likely which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, assets or business affairs of the Company.

      4.12 Due Execution, Delivery and Performance
      --------------------------------------------

      (a) This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

      (b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and the fulfillment of the terms of this Agreement, including the sale, issuance and delivery of the Shares, (i) have been duly authorized by all necessary corporate action on the part of the Company, its directors and stockholders; (ii) will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject;
(iii) will not trigger anti-dilution rights or other rights to acquire additional equity securities of the Company; and (iv) will not result in any violation of the provisions of the articles of incorporation or bylaws of the Company or any applicable statute, law, rule, regulation, ordinance, decision, directive or order.

      4.13 Properties
      ---------------

      The Company has good and marketable title to its properties, free and clear of all material security interests, mortgages, pledges, liens, charges, encumbrances and claims of record. The properties of the Company are, in the aggregate, in good repair (reasonable wear and tear excepted), and suitable for their respective uses. Any real property held under lease by the Company is held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the conduct of the business of the Company. The Company owns or leases all such properties as are necessary to its business or operations as now conducted.

      4.14 Compliance
      ---------------

      The Company has conducted and is conducting its business in compliance with all applicable Federal, state, local and foreign statutes, laws, rules, regulations, ordinances, codes, decisions, decrees, directives and orders, except where the failure to do so would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or on the earnings, assets or business affairs of the Company.

      4.15 Security Measures
      ----------------------

      The Company takes security measures designed to enable the Company to assert trade secret protection in its non-patented technology.

      4.16 Contributions
      ------------------

      To the Company's knowledge, neither the Company nor any employee or agent of the Company has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation.

      4.17 Use of Proceeds; Investment Company
      ----------------------------------------

      The Company intends to use the proceeds from the sale of the Shares for working capital and other general corporate purposes. The Company is not now, and after the sale of the Shares under this Agreement and under all other agreements and the application of the net proceeds from the sale of the Shares described in the proceeding sentence will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      4.18 Prior Offerings
      --------------------

      All offers and sales of capital stock of the Company before the date of this Agreement were at all relevant times duly registered or exempt from the registration requirements of the Securities Act and were duly registered or subject to an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

      4.19 Taxes
      ----------

      The Company has filed all material tax returns required to be filed, which returns are true and correct in all material respects, and the Company is not in default in the payment of any taxes, including penalties and interest, assessments, fees and other charges, shown thereon due or otherwise assessed, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without interest which were payable pursuant to said returns or any assessments with respect thereto.

      4.20 Other Governmental Proceedings
      -----------------------------------

      To the Company's knowledge, there are no rulemaking or similar proceedings before any Federal, state, local or foreign government bodies that involve the Company, which, if the subject of an action unfavorable to the Company, could involve a prospective material adverse change in or effect on the condition, financial or otherwise, or in the earnings, assets or business affairs of the Company.

      4.21 Non-Competition Agreements
      -------------------------------

      To the knowledge of the Company, any full-time employee who has entered into any non-competition, non-disclosure, confidentiality or other similar agreement with any party other than the Company is neither in violation of nor is expected to be in violation of that agreement as a result of the business currently conducted or expected to be conducted by the Company or such person's performance of his or her obligations to the Company. The Company has not received written notice that any consultant or scientific advisor of the Company is in violation of any non-competition, non-disclosure, confidentiality or similar agreement.

      4.22 Transfer Taxes
      -------------------

      On the Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid by the Company in connection with the sale and transfer of the Shares to be sold to the Purchaser under this Agreement will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

      4.23 Insurance
      --------------

      The Company maintains insurance of the type and in the amount that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

      4.24 Governmental/ Regulatory Consents
      --------------------------------------

      All registration, authorization, approval, qualification or consent with or required by any court or governmental/ regulatory authority or agency that is necessary in connection with the execution and delivery of this Agreement or the offering, issuance or sale of the Shares under this Agreement have been obtained.

      4.25 Securities and Exchange Commission Filings
      -----------------------------------------------

      The Company has timely filed with the Securities and Exchange Commission (the "Commission") all documents required to be filed by the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act.")

      4.26 Disclosure Documents
      -------------------------

      The Company represents and warrants that the information contained in the following documents (the "Disclosure Documents"), which have been provided to Purchaser is or will be true and correct in all material respects as of their respective final dates and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made:

      (a) the Company's Registration Statement on Form S-3 (Registration Statement No. 333-33436 attached hereto as Exhibit B) (including all exhibits thereto and all information and documents incorporated by reference therein, the "Registration Statement"), which includes the registration of the original issuance of the Shares of Common Stock purchased by the Purchaser pursuant to this Agreement, and the Company's Prospectus dated June 19, 2001 included in the Registration Statement;

      (b) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000;

      (c) the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2001;

      (d) the Company's Proxy Statement for its 2001 Annual Meeting of Shareholders; and

      (e) all other documents, if any, filed by the Company with the Commission since December 31, 2001 pursuant to the reporting requirements of the Securities Exchange Act.

      4.27 Registration Statement
      ---------------------------

      The Registration Statement has become effective under the Securities Act, and no stop order proceedings with respect thereto have been instituted or are pending or, to the best of the Company's knowledge, threatened under the Securities Act and nothing has come to our attention to lead us to believe that such proceedings are contemplated.

      4.28 Contracts
      --------------

      The contracts described in the Disclosure Documents or incorporated by reference therein are in full force and effect on the date hereof, except for contracts the termination or expiration of which would not, singly or in the aggregate, have a material adverse effect on the business, properties or assets of the Company. Neither the Company nor, to the knowledge of the Company, any other party is in material breach of or default under any such contracts.

      4.29 Listing of Shares
      ----------------------

      The Company agrees to promptly secure the listing of the Shares upon each national securities exchange or automated quotation system upon which shares of Common Stock are then listed and, so long as any Purchaser owns any of the Shares, shall maintain such listing of all Shares. The Company has taken no action designed to delist, or which is likely to have the effect of delisting, the Common Stock from any national securities exchange or automated quotation system upon which the shares of Common Stock are then listed.

      4.30 No Manipulation of Stock
      -----------------------------

      The Company has not taken and will not, in violation of applicable law, take any action outside the ordinary course of business designed to or that might reasonably be expected to cause or result in unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

5.    REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

      The Purchaser represents, warrants and covenants to the Company as follows:

      5.1 This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

      5.2 The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and the fulfillment of the terms of this Agreement have been duly authorized by all necessary corporate action on the part of the Purchaser, its directors, trustees and other requisite parties and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Purchaser pursuant to, any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which the Purchaser is a party or by which it or any of them may be bound, or to which any of the property or assets of the Purchaser is subject, nor will such execution, delivery and performance result in any violation of the provisions of the charter or bylaws of the Purchaser or any applicable statute, law, rule, regulation, ordinance, decision, directive or order.

6.    SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS

      Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser in this Agreement and in the certificates for the Shares delivered pursuant to this Agreement shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor for a period of eighteen (18) months.

7.    INDEMNIFICATION; STOCK OPTION MATTERS

      7.1 Indemnification
      -------------------

      (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless the Purchaser, each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act and each officer, director, employee and agent of the Purchaser and of any such controlling person against any and all liabilities, claims, damages or expenses whatsoever, as incurred arising out of or resulting from any breach or alleged breach or other violation of any representation, warranty, covenant or undertaking by the Company contained in this Agreement, and the Company will reimburse the Purchaser for its reasonable legal and other expenses (including the reasonable cost of any investigation and preparation, and including the reasonable fees and expenses of counsel) incurred in connection therewith.

      (b) Indemnification by the Purchaser. The Purchaser agrees to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act and each officer, director, employee and agent of the Company and of any such controlling person against any and all losses, liabilities, claims, damages or expenses whatsoever, as incurred arising out of or resulting from any breach or alleged breach or other violation or alleged violation of any representation, warranty, covenant or undertaking by the Purchaser contained in this Agreement, and the Purchaser will reimburse the Company for its reasonable legal and other expenses (including the reasonable cost of any investigation and preparation, and including the reasonable fees and expenses of counsel) incurred in connection therewith.

      7.2 Stock Option Matters and Prohibition on Toxics
      --------------------------------------------------

      The Company shall, within thirty (30) days of the Closing Date, adopt such amendments to, with respect to (a) and (b) below, the Company's stock option plans and By-laws, and with respect to (c) and (d) below, the Company's By-laws (together, the "Stock Option Plan and By-law Amendments") to provide that, unless approved by the holders of majority of the shares present and entitled to vote at a duly convened meeting of shareholders, the Company shall not:

      (a) grant any stock options with an exercise price that is less than 100% of the fair market value of the underlying stock on the date of grant;

      (b) reduce the exercise price of any stock option granted under any existing or future stock option plan;

      (c) sell or issue any security of the Company convertible, exercisable or exchangeable into shares of common stock of the Company, having a conversion, exercise or exchange price per share which is subject to downward adjustment based on the market price of the common stock at the time of conversion, exercise or exchange of such security into common stock (except for appropriate adjustments made to give effect to any stock splits or stock dividends); or

      (d) enter into (a) any equity line or similar agreement or arrangement; or
(b) any agreement to sell common stock of the Company (or any security convertible, exercisable or exchangeable into shares of common stock ("Common Stock Equivalent")) at a per share price (or, with respect to a Common Stock Equivalent, at a conversion, exercise or exchange price, as the case may be ("Equivalent Price")) that is fixed after the execution date of the agreement, whether or not based on any predetermined price-setting formula or calculation method. Notwithstanding the foregoing, however, a price protection clause shall be permitted in an agreement for sale of Common Stock or Common Stock Equivalent, if such clause provides for an adjustment to the price per share of Common Stock or, with respect to a Common Stock Equivalent, to the Equivalent Price (provided that such price or Equivalent Price is fixed on or before the execution date of the agreement)(the "Fixed Price") in the event that the Company, during the period beginning on the date of the agreement and ending no later than 90 days after the closing date of the transaction, sells shares of Common Stock or Common Stock Equivalent to another investor at a price or Equivalent Price, as the case may be, below the Fixed Price.

      The Stock Option Plan and By-law Amendments may not be further amended or repealed without the affirmative vote of the holders of a majority of the shares present and entitled to vote at a duly convened meeting of shareholders. Upon the adoption of the Stock Option Plan and By-law Amendments, the Company shall promptly furnish a copy of such amendments to the Purchasers. The Company agrees that prior to the adoption of the Stock Option Plan and By-law Amendments by all necessary corporate action of the Company as described above, the Company shall not conduct any of the actions specified in (a), (b), (c) or (d) above of this
Section 7.2.

      7.3 Other Financing Arrangements
      --------------------------------

      The Company hereby convenants and agrees that it shall not obtain additional funding under that certain Common Stock Purchase Agreement, dated as of October 4, 2000, by and between the Company and Acqua Wellington North American Equities Fund, Ltd.

8.    LEGAL FEES AND OTHER TRANSACTION EXPENSES

      At the Closing, the Company agrees to pay a flat fee of $5,000 to the State of Wisconsin Investment Board for their legal and other transaction expenses (whether internal or external) arising in connection with the transactions contemplated by this Agreement.

9.    BROKER'S FEE

      Each of the parties to this Agreement hereby represents that, on the basis of any actions and agreements by it, there are no brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser. Each of the parties to this Agreement shall indemnify and hold harmless the other from and against all fees, commissions or other payments owing by such indemnifying party to any person or firm acting on behalf of the Company hereunder.

10.   NOTICES

      All notices, requests, consents and other communications under this Agreement shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be delivered as addressed as follows:

      (a) if to the Company, to:

          Cytogen Corporation
          600 College Road East
          Princeton, New Jersey 08540
          Attention: H. Joseph Reiser
                     cc:   Catherine M. Verna, Esq.

or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

      (b) if to a Purchaser, at its address as set forth on the signature page to this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

      Such notice shall be deemed effectively given upon confirmation of receipt by facsimile, one business day after deposit with such overnight courier or three days after deposit of such registered or certified airmail with the U.S. Postal Service, as applicable.

11.   MODIFICATION; AMENDMENT

      This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

12.   TERMINATION

      This Agreement may be terminated by either party if the Closing has not occurred on or before thirty (30) days from the date of this Agreement.

13.   HEADINGS

      The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

14.   SEVERABILITY

      If any provision contained in this Agreement should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired thereby.

15.   GOVERNING LAW; JURISDICTION

      This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware and the federal law of the United States of America.

16.   NO CONFLICTS OF INTEREST

      The Company represents, warrants, and covenants that, to the best of its knowledge, no trustee or employee of the State of Wisconsin Investment Board identified on the attached Exhibit C, either directly or indirectly (a) currently holds a personal interest in the Company or any of its affiliates (together, the "Entity") or the Entity's property or securities, or (b) will, in connection with the investment made pursuant to this Agreement, receive (i) a personal interest in the Entity or the Entity's property or securities or (ii) anything of substantial economic value for his or her private benefit from the Entity or anyone acting on its behalf.

      As to ownership of an interest in the Entity's publicly traded securities, "knowledge" hereunder is based on an examination of record holders of the Entity's securities and actual knowledge of the undersigned.

17.   COUNTERPARTS

      This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party to this Agreement and delivered to the other party.

                                   *******

      IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                 CYTOGEN CORPORATION


                                 By    /s/ H. Joseph Reiser
                                       -------------------------------------
                                 Name:  H. Joseph Reiser
                                 Its:   President and Chief Executive Officer



                                 STATE OF WISCONSIN INVESTMENT BOARD


                                 By    /s/ John F. Nelson
                                       ---------------------------------
                                 Name:  John F. Nelson
                                 Title: Investment Director

                                 Address:

                                 121 East Wilson Street
                                 Madison, WI 53702
                                 Facsimile: (608) 266-2436

                                    EXHIBIT A

                                 FORM OF OPINION


1. The  Company  has been duly  incorporated  and is  validly  existing  in good
   standing  under the laws of the State of          .  The Company is qualified
   to do  business  as a  foreign  corporation  and is in good  standing  in the
   State(s) of              .  The Company has the requisite  corporate power to
   own or lease its property and assets and to conduct its business as currently conducted.

2. The execution, delivery and performance of the Agreement have been duly authorized by all necessary corporate action on the part of the Company, its directors and stockholders. The Agreement has been duly executed and delivered on behalf of the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws of general applicability relating to or affecting creditors' rights, and (ii) as limited by equitable principles generally and limitations on the availability of equitable remedies, whether such enforceability is considered in a proceeding in equity or at law.

3. As of  the  date  hereof,   the  authorized  capital  stock  of  the  Company
   consists  of    . The issued and  outstanding  capital  stock of the  Company
   consists of                .

4. The sale, issuance and delivery of the Shares have been duly authorized by all necessary corporate action on the part of the Company, its directors and stockholders. When issued, delivered and paid for in accordance with the terms of the Agreement, the Shares will be validly issued, fully paid and nonassessable, free of any pre-emptive or similar rights, and will not constitute "restricted securities" within the meaning of Rule 144(a)(3) promulgated under the Securities Act of 1933, as amended (the "Securities Act").

5. Except as set forth in the Agreement, to our knowledge there is no action, proceeding or investigation pending or overtly threatened in writing against the Company which could reasonably be anticipated to result, either individually or in the aggregate, in any material adverse change in the assets, financial condition or operations of the Company, or which questions the validity or enforceability of, or seeks to enjoin or invalidate, the Agreement or any action to be taken by the Company in connection therewith.

6. The execution, delivery and performance of the Agreement by the Company and the consummation of the sale, issuance and delivery of the Shares by the Company as contemplated therein, do not conflict with or violate any provisions of the Company's Certificate of Incorporation or By-laws; or any provision of any applicable federal or state law, statute, rule or regulation; or any material agreements to which the Company is a party.

7. All consents, approvals, authorizations, or orders of, and filings, registrations and qualifications with or required by any regulatory or governmental body or authority in the United States necessary for the issuance by the Company of the Shares as contemplated by the Agreements, have been made or obtained.

8. The Registration Statement has become effective under the Securities Act and, to the best of our knowledge, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Securities Act and nothing has come to our attention to lead us to believe that such proceedings are contemplated.

9. To the best of our knowledge, the Registration Statement and Prospectus do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made.

                                    EXHIBIT B

                             REGISTRATION STATEMENT

                                    EXHIBIT C

             TRUSTEES OF THE STATE OF WISCONSIN INVESTMENT BOARD

Jon D. Hammes                            Wayne McCaffery
John Petersen III                        George F. Lightbourn
Eric O. Stanchfield                      James R. Nelsen
Andrea Steen Crawford                    William R. Sauey
James A. Senty


        RELEVANT EMPLOYEES OF THE STATE OF WISCONSIN INVESTMENT BOARD

All Transactions
----------------

Patricia Lipton            Executive Director
Joseph Gorman              Chief Investment Officer - Equities
Keith Johnson              Chief Legal Counsel
Teresa Lau                 Assistant Legal Counsel
Cynthia Richson            Assistant Legal Counsel
Jon Traver                 Chief Investment Officer - Fixed Income

For Real Estate Transactions
----------------------------

Robert Severance           Investment Director
Chuck Carpenter            Assistant Investment Director
Dave Lewandowski           Investment Officer
Steve Spiekerman           Investment Officer

For Private Placement Loans
---------------------------

Jim Gannon                 Investment Director
Eve Hennessee              Portfolio Manager
Monica Jaehnig             Portfolio Manager

For Private Placement Funds & Equity Investments
------------------------------------------------

Jim Gannon                 Investment Director
Jon Vanderploeg            Portfolio Manager
Carrie Thome               Assistant Portfolio Manager
Tom Olson                  Investment Officer

For Non-traditional Investments
-------------------------------

Mike Wagner                Investment Director
Tom Drake                  Securities Analyst

For Small Cap Portfolio Direct Placements
-----------------------------------------

John Nelson                Investment Director
Chad Neumann               Assistant Portfolio Manager
Jackie Doeler              Securities Analyst
Mark Traster               Securities Analyst
Dan Kane                   Securities Analyst

                                   APPENDIX I

                               CYTOGEN CORPORATION

                         STOCK CERTIFICATE QUESTIONNAIRE

      Pursuant to Section 3 of the Agreement, please provide us with the following information:

1. The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

                       State of Wisconsin Investment Board

2. The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above: same

3.    The  mailing  address of the  Registered  Holder  listed in  response to item 1 above:

                              121 E. Wilson Street
                                Madison, WI 53702

4. The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

                                    396006423